FIRST SENTRY BANCSHARES, INC. AND GUARANTY FINANCIAL SERVICES, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
           as of September 30, 2009 (In thousands, except share data)
                                    09/30/09
                                    --------

                                                  First       Guaranty
                                                 Sentry       Financial
                                               Bancshares,    Services,       Pro Forma                 Pro Forma
                                                  Inc.          Inc.         Adjustments                 Combined
                                                --------     --------  --------------------------       ----------
 Cash                                              7,142        2,666         (1,684)  c                   8,124
 Fed Funds                                            30        5,930         (5,930)  i        -             30
                                                 --------     -------  ---------------    -------       ----------
     Total Cash and Cash Equivalents               7,172        8,596         (7,614)           -          8,154
                                                --------     --------  ---------------    -------       ----------
 Interest Earning Deposits                        13,628            -             -             -         13,628
 Securities Available for Sale                    65,418       17,597            54    d        -         83,069
 Securities Held to Maturity                       9,605        6,474           136    d        -         16,215
                                                --------     --------  ---------------    -------       ----------
      Total Investments                           88,651       24,071           190             -        112,912
                                                --------     --------  ---------------    -------       ----------
 Total Loans                                     246,997      107,932         1,472    d        -        356,401
 Allowance for Loan Losses                        (3,740)      (1,261)        1,261    d        -         (3,740)
                                                --------     --------  ---------------    -------       ----------
      Net Loans                                  243,257      106,671         2,733             -        352,661
                                                --------     --------  ---------------    -------       ----------
 Goodwill                                              -            -         1,381    h        -          1,381
 Core Deposit Intangible                               -            -           523    e        -            523
 Amortization of Core Deposit Intangible               -            -             -             -              -
                                                       -            -             -             -              -
      Net Intangible Assets                            -            -         1,904             -          1,904
                                                --------     --------  ---------------    -------       ----------
 Premises and Fixed Assets                         4,813        2,121             -             -          6,934
 FHLB Stock                                        2,229          809             -             -          3,038
 Accrued Interest Receivable                       1,930          385             -             -          2,315
 Other Assets                                      3,527        1,387           233    b        -          5,147
                                                --------     --------  ---------------    -------       ----------
      TOTAL ASSETS                               351,579      144,040        (2,554)            -        493,065
                                                ========     ========  ===============    =======       ==========
 Demand Deposits                                  34,495       19,628             -             -         54,123
 Interest-Bearing Deposits                       240,099       95,155         1,045    d        -        336,299
                                                --------     --------  ---------------    -------       ----------
      Total Deposits                             274,594      114,783         1,045             -        390,422
 FHLB Advances and Repurchase Agreements          51,392       17,158        (5,930)   i        -         62,620
 Other Liabilities                                   622          629           286    f        -          1,537
 Trust Preferred Securities/
   Holding Company Borrowings                      5,000        4,000             -             -          9,000
                                                --------     --------  ---------------    -------       ----------
      Total Liabilities                          331,608      136,570        (4,599)            -        463,579
                                                --------     --------  ---------------    -------       ---------
 Common Stock                                      1,056          388          (388)   a      382   g      1,438
 Surplus                                           6,144        7,631        (7,631)   a    9,133   g     15,277
 Treasury Stock                                        -         (148)          148    a        -              -
 Retained Earnings                                11,906         (481)          481    a        -         11,906
 Other Comprehensive Income                          865           80           (80)   a        -            865
                                                 --------     --------  ---------------    -------       ----------
     Total Equity                                 19,971         7,470       (7,470)        9,515         29,486
                                                 --------     --------  ---------------    -------       ----------
     TOTAL LIABILITIES AND EQUITY                351,579       144,040      (12,069)        9,515        493,065
                                                 ========     ========  ===============    =======       ==========
      Shares Outstanding                       1,056,000       381,651      381,651                     1,437,651
      Tangible Equity                             19,971         7,470                                     27,582
      Tangible Book Value per Share            $   18.91      $  19.57                                  $   19.19

Footnotes
---------

 a    Elimination of Guaranty Financial Services equity.
 b    Capitalization of unpaid First Sentry Bancshares merger costs.
 c    Payment of Guaranty Financial Services merger costs.
 d    Fair value adjustments.
 e    Record core deposit intangible.
 f    Accrue retention bonus.
 g    Exchange Guaranty Financial Services stock for First Sentry Bancshares stock, less issuance costs.
 h    Record goodwill.
 i    Pay down short-term FHLB advances.


       FIRST SENTRY BANCSHARES, INC. AND GUARANTY FINANCIAL SERVICES, INC. UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 2009
                     (In thousands, except per share data)
                                    09/30/09
                                    --------


                                                               First        Guaranty                      Pro Forma
                                                              Sentry        Financial                       Nine
                                                            Bancshares,     Services,       Pro Forma      Months
                                                               Inc.           Inc.         Adjustments    Combined
                                                             --------      --------         ---------     ---------
 Loans                                                        10,565         4,580            (158)  a      14,987
 Securities                                                    2,883           752             (29)  d      3,606
 Other                                                             -             -               -              -
                                                             --------      --------         ---------     ---------
      Total Interest Income                                   13,448         5,332             (187)       18,593
                                                             --------      --------         ---------     ---------
Deposits                                                       4,553         1,992             (546)  b     5,999
 FHLB Advances and Repurchase Agreements                       1,169           345                -         1,514
 Trust Preferred Securities                                      106           132                -           238
                                                             --------      --------         ---------     ---------
      Total Interest Expense                                   5,828         2,469             (546)        7,751
                                                             --------      --------         ---------     ---------
      Net Interest Income                                      7,620         2,863              359        10,842
 Provision for Loan Losses                                     1,403            56                -         1,459
                                                             --------      --------         ---------     ---------
      Net Interest Income After Provision
          for Loan Losses                                      6,217         2,807              359         9,383
                                                             --------      --------         ---------     ---------
 Service Charges                                                  46             5                -            51
 Gain on Sale of Securities                                       60             1                -            61
 Impairment Charge on Securities                                (500)         (932)               -        (1,432)
 Other Non-Interest Income                                       829           249                -         1,078
                                                             --------      --------         ---------     ---------
      Total Non-Interest Income                                  435          (677)               -          (242)
                                                             --------      --------         ---------     ---------
 Personnel Expense                                             2,121         1,198                -         3,319
 Occupancy and Equipment                                         455           507                -           962
 Data Processing                                                 397           406                -           803
 Advertising                                                     180             1                -           181
 Professional fees                                               153           156                -           309
 Other Non-Interest Expense                                    1,800           615                -         2,415
 Amortization of Intangibles (Non-Deductible)                      -             -               26   c        26
                                                             --------      --------         ---------     ---------
      Total Non-Interest Expense                               5,106         2,883               26         8,015
                                                             --------      --------         ---------     ---------
 Other                                                             -             -                -             -
                                                             --------      --------         ---------     ---------
      Income Before Taxes                                      1,546          (753)             333         1,126
 Income Tax (35.6%)                                              457          (268)             128   e       317
                                                             --------      --------         ---------     ---------
      Net Income                                               1,089          (485)             205           809
                                                             ========      ========         =========     =========
      Earnings per Share                                     $  1.03       $ (1.27)         $  0.14       $  0.56
                                                             ========      ========         =========     =========

Footnotes
-------------
 a    Amortization of loan fair value adjustment.
 b    Amortization of deposit fair value adjustment.
 c    Straight line amortization of core deposit intangible with an estimated life of 15 years.
 d    Accretion of premium recorded on securities.
 e    Record tax effect of adjustments (excluding core deposit intangible).